Exhibit 31.2



Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, William M. Gilfillan, Executive Vice President and Chief Financial Officer, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Atlantic Liberty Financial Corp.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the small business issuer and have:

         a) designed such disclosure controls and procedures, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         b) evaluated the effectiveness of the small business issuer's disclosure controls and procedure as of a date within 90 days prior to the filing date of this quarterly report ("Evaluation Data") ; and

         c) described in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedure based on our evaluation as of the evaluation date; and

5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies in the design or operation of internal controls, which could adversely affect the small business issuer's ability to record, process, summarize and report financial data and have identified for the small business issuer's auditors any material weaknesses in internal controls; and

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         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls.




Date: February 6, 2004                /s/ WILLIAM M. GILFILLAN
----------------------                ---------------------------------------
                                      William M. Gilfillan, Executive
                                      Vice President and Chief Financial
                                      Officer

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